UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): June 25, 2007

Emerson Electric Co.

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(Exact Name of Registrant as Specified in its Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	Mar ‘07	Apr ‘07	May ‘07
Process Management	+10 to +15	+10 to +15	+15 to +20
Industrial Automation	+10 to +15	+10 to +15	+10
Network Power	+5	+5 to +10	+10 to +15
Climate Technologies	+5 to +10	+10 to +15	+10 to +15
Appliance and Tools	+0 to +5	+0 to +5	0
Total Emerson	+5 to +10	+10	+10

May 2007 Order Comments:

Order growth remained at 10 percent for the three months ended in May. Increases at Process Management and Network Power were offset by declines at Industrial Automation and Appliance and Tools. Favorable currency exchange rates contributed nearly 3 percentage points to the increase.

Process Management maintained double-digit order growth led by spending from the global energy markets. Order growth was strong across the valve, systems and measurement businesses.

Industrial Automation also maintained double-digit order growth and was led by the power generating alternator and electronic drives businesses. Orders benefited from the weaker dollar.

Order growth for Network Power increased to the range of 10 to 15 percent. The uninterruptible power supply, precision cooling and China power systems businesses continued to provide strong growth and telecom orders turned positive for the three months ended in May.

Climate Technologies maintained strong order growth. The growth was driven by international demand, with particular strength from Europe and Asia.

Appliance and Tools orders were flat for the three months ended in May. Moderate growth from the tools and storage businesses was offset by negative orders from the motors and appliance businesses.

Upcoming Investor Events:

On Tuesday, August 7, 2007, Emerson will issue the Company’s third quarter 2007 results. Emerson senior management will discuss the results during an investor conference call that will be held the same day. The call will begin at 2:00 p.m. Eastern Daylight Time (1:00 p.m. Central Daylight Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s Web site at www.emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the Web site.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate Web site as they occur.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: June 25, 2007	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary

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